EXHIBIT 23.1




CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




ASA International Ltd.
Framingham, Massachusetts



     We hereby consent to the incorporation by reference in Registration Statement No. 33-312933 of ASA International Ltd. on Form S-8 of our report dated March 11, 2000, relating to the consolidated financial statements of ASA International Ltd. appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 1999.



                                       /s/ BDO Seidman, LLP

                                       BDO Seidman, LLP


Boston, Massachusetts
March 30, 2000

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